UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2018

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-37686 (Commission File Number)	98-1209416 (I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited

94 Solaris Avenue, Camana Bay

Grand Cayman KY1-1108

Cayman Islands
(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 8.01 of this Current Report on Form 8-K related to the 2018 ESPP and the 2016 Plan (each as defined below) is incorporated herein by reference.

Item 8.01                                           Other Events.

Amendments to Equity Plans

On August 7, 2018, the Board of Directors of BeiGene, Ltd. (the “Company”) approved certain amendments to the 2018 Inducement Equity Plan (the “Inducement Plan”), the BeiGene, Ltd. 2018 Employee Share Purchase Plan (the “2018 ESPP”) and the BeiGene, Ltd. 2016 Share Option and Incentive Plan (the “2016 Plan” and, together with the Inducement Plan and the 2018 ESPP, the “Plans”), which amendments took effect on August 8, 2018.

The amendments to the Plans were entered into for the purpose of complying with the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (the “Exchange Rules”) in connection with the Company’s previously announced listing on the Main Board of The Stock Exchange of Hong Kong Limited, which was completed on August 8, 2018. The Exchange Rules include, among other things, a prohibition on automatic annual increases in the number of shares available under the Plans (i.e., so-called “evergreen” provisions) and a requirement that the total number of securities which may be issued upon exercise of all options to be granted under all plans of the Company must not, in the aggregate, exceed ten percent (10%) of the relevant class of securities outstanding as of the date of approval of each relevant plan.

2018 Inducement Equity Plan

The amendments to the Inducement Plan include, among other changes: (i) the imposition of a maximum number of shares issued and issuable upon the exercise of options granted and to be granted under the Inducement Plan and any other plan of the Company to an individual within any 12-month period (of 1% of the Company’s total outstanding share capital at the date of any grant); (ii) the establishment of a minimum exercise price of any option granted under the Inducement Plan (which shall be no less than the higher of the trading price on NASDAQ on the date of the grant or the average trading price for the five business days immediately preceding the day of grant); (iii) the ability of the administrator of the Inducement Plan to set minimum hold periods or performance targets before options granted under the plan may be exercised; and (iv) the automatic cancellation of any option granted but not exercised by the end of its term.

2018 ESPP

The amendments to the 2018 ESPP include: (i) the elimination of a provision for the automatic annual increase in the number of shares available for issuance under the 2018 ESPP; and (ii) to the extent the 2018 ESPP is deemed an option plan for the purpose of the Exchange Rules, the establishment of a methodology for determining, with respect to shares purchased under the 2018 ESPP, the number of shares that shall be deemed to be option shares and the number of shares that shall be deemed to be a share award in compliance with the Exchange Rules.

2016 Share Option and Incentive Plan

The amendments to the 2016 Plan include, among other changes: (i) the imposition of a maximum limit of shares issued and issuable upon the exercise of options granted and to be granted under the 2016 Plan and any other plan of the Company to an individual within any 12-month period (of 1% of the Company’s total outstanding share capital at the date of any grant); (ii) a provision capping the shares reserved for issuance under the 2016 Plan, the 2018 ESPP and the Inducement Plan at ten percent (10%) of the Company’s issued share capital; (iii) the elimination of a provision for the automatic annual increase in the number of shares available for issuance under the 2016 Plan; (iv) the establishment of a minimum exercise price of any option granted under the 2016 Plan (which shall be no less than the higher of the trading price on NASDAQ on the date of the grant or the average trading price for the five business days immediately preceding the day of grant); (v) the ability of the administrator of the 2016 Plan to set minimum hold periods or performance targets before options granted under the plan may be exercised; and (vi) the automatic cancellation of any option granted but not exercised by the end of its term.

*     *     *

The amendments to the Plans did not increase the number of shares available for issuance under the Plans, nor impact the requirements for employees to be eligible to receive awards under the Plans. The nature of these amendments did not require shareholder approval under the terms of the Plans, applicable law, the rules of the Nasdaq Global Select Market or the Exchange Rules.

Complete copies of the Inducement Plan, the 2018 ESPP, and the 2016 Plan, as amended and restated, are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The above summary of the amendments to the Plans does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Business Updates

On August 9, 2018, the Company issued a press release announcing that the first patient was dosed in a Phase 3 clinical trial of tislelizumab, an investigational anti-PD-1 antibody, combined with chemotherapy, as a potential first-line treatment in China for patients with Stage IIIB or IV squamous non-small cell lung cancer. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1	Amended and Restated BeiGene, Ltd. 2018 Inducement Equity Plan
10.2	Amended and Restated BeiGene, Ltd. 2018 Employee Share Purchase Plan
10.3	Amended and Restated BeiGene, Ltd. 2016 Share Option and Incentive Plan
99.1	Press Release issued on August 9, 2018

*     *     *

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated BeiGene, Ltd. 2018 Inducement Equity Plan
10.2	Amended and Restated BeiGene, Ltd. 2018 Employee Share Purchase Plan
10.3	Amended and Restated BeiGene, Ltd. 2016 Share Option and Incentive Plan
99.1	Press Release issued on August 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: August 13, 2018	By:	/s/ Scott. A Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel